Exhibit 99.2

March 2012
COMPANY
PRESENTATION
EXHIBIT 99.2

About Ampal:
Ampal-American Israel Corporation (“Ampal” or the “Company”) and its subsidiaries acquire interests primarily in businesses located in the State of Israel or that are Israel-related. Ampal is seeking opportunistic situations in a variety of industries, with a focus on energy, chemicals and related sectors. Ampal’s goal is to develop or acquire majority interests in businesses that are profitable and generate significant free cash flow which Ampal can control. For more information about Ampal please visit our web site at www.ampal.com.

Safe Harbor Statement on Forward-Looking Statements
Certain information in this presentation includes forward-looking statements (within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 , as amended) and information relating to Ampal that are based on the beliefs of management of Ampal as well as assumptions made by and information currently available to the management of Ampal. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "intend," "plan,"
and similar expressions as they relate to Ampal or Ampal's management, identify forward-looking statements. Such statements reflect the current views of Ampal with respect to future events or future financial performance of Ampal, the outcome of which is subject to certain risks and other factors which could cause actual results to differ materially from those anticipated by the forward-
looking statements, including among others, the economic and political conditions in Israel, the Middle East, including the situation in Iraq and Egypt, and the global business and economic conditions in the different sectors and markets where Ampal's portfolio companies operate. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary from those described herein as anticipated, believed, estimated, expected, intended or planned.
Subsequent written and oral forward-looking statements attributable to Ampal or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Please refer to Ampal's annual, quarterly and periodic reports on file with the Securities and Exchange Commission for a more detailed discussion of these and other risks that could cause results to differ materially. Ampal assumes no obligation to update or revise any forward-looking statements.

Use of Non-GAAP Financial Measures
Ampal uses certain non-GAAP financial measures in this presentation. Ampal uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating our operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for Ampal’s financial results prepared in accordance with GAAP. In addition, investors should note that any non-
GAAP financial measures Ampal uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Reconciliations of our non-GAAP financial measures are included in this presentation.

2.3%
32.0%
65.7%
Energy
Chemicals
Other

Traded on NASDAQ and TASE

Public
38%
Control
Group
62%

▪ Incorporated in New York
▪ Invests in companies with a stable cash flow
▪ Market Value (Million US$)** 13
▪ Equity (Million US$) 78

Company Profile| AMPAL
General Data
Holding Structure
Proportion of Investments
(Holdings Book Value*)
* The Company’s Financial Statements are prepared in accordance with US GAAP (and not IFRS).
** Based on closing price on NASDAQ on March 28, 2012

• Ampal’s investment focus is principally on companies or ventures where
 Ampal can exercise significant influence and use its management experience to enhance those investments.
• In making its investment decisions Ampal considers among other things, quality of management, potential return on investment, growth potential, projected cash flow, investment size, financing and all of Ampal’s debts.
• Ampal seeks opportunistic situations in a variety of industries, with a focus on energy, chemicals and related sectors.
• Ampal’s goal is to develop or acquire majority interests in businesses that are profitable and generate significant free cash flow which Ampal can control.

Strategy| AMPAL

▪ On December 19, 2011, Ampal requested that the trustees of its Series A, Series B and
 Series C Debentures, which are listed on the Tel Aviv Stock Exchange (the "Debentures"), convene a meeting of the holders of the Debentures (the “Holders”) to discuss Ampal’s proposal to postpone the principal payments due on the Debentures for 24 months while continuing to make the interest payments as scheduled.
▪ On January 18, 2012, Ampal announced that two separate Holders’ committees had been formed: one to represent the Series A and Series C Debenture holders and the other to represent the Series B Debenture holders (the “B Holders”).
▪ On January 31, 2012, Ampal made an interest payment on the Series B Debentures (the
 “Series B Debentures”) to the B Holders on the scheduled payment date, and Ampal did not request the return of Ampal's funds held by the trustee for the B Holders.

Restructuring of Certain Indebtedness

▪ On March 6, 2012, the B Holders voted (the "Series B Resolution") to accelerate and set to immediate repayment the entire outstanding amounts under the Series B Debentures. The
 Series B Resolution provided that the acceleration would be effective two weeks after
 March 6, 2012, unless an additional two-week extension was granted by the committee, formed by the B Holders (the "Series B Committee") to represent the B Holders. Such extension was granted on March 20, 2012.
▪ Additionally, the B Holders voted to authorize the commencement of legal actions and other measures, at the discretion of Clal Finance Trusts 2007 Ltd., the trustee for the B
 Holders, and/or at the recommendation of the Series B Committee, to collect the principal payment which was due on January 31, 2012 and which Ampal did not make. The B
 Holders also voted to empower the Series B Committee to continue negotiations with
 Ampal to settle payments to the B Holders and/or to restructure the Series B Debentures, to protect the rights of the B Holders and to receive all required information from Ampal regarding its financial status and its ability to meet its obligations.
▪ On March 5, 2012, Ampal announced that its Board of Directors decided that Ampal intended to make an interest payment which was due to be paid to the Series C
 Debenture holders on March 7, 2012 (the "Series C Interest Payment"), if the Series B
 Resolution was not approved. The Board further decided that if the Series B Resolution was approved (as it was approved on March 6, 2012, as described above), the Series C
 Interest Payment would be postponed until it was clear to Ampal whether the Series B
 Resolution to accelerate Ampal’s entire debt owed to the B Holders and set it to immediate payment would be enforced.

Restructuring of Certain Indebtedness - Continued

▪ On March 29, 2012, the Series C Interest Payment was paid by transferring funds that were deposited with the trustee for the Series C Debenture holders, in favor of the Series
 C Debenture holders, and in accordance with the resolution of the Series C Debenture holders of March 22, 2012.
▪ A meeting of the Series A and Series C Debenture holders is scheduled to be held on April
 3, 2012, at the request of the Series A and Series C Debenture holders' trustees. On the agenda is a resolution to accelerate and set to immediate repayment the entire outstanding amounts under the Series A and Series C Debentures.
▪ Presently, Ampal does not have sufficient cash and other resources to service its debt and finance its ongoing operations. This fact raises substantial doubts as to Ampal's ability to continue as a going concern if Ampal does not reach agreement with the Holders, obtain additional financing or otherwise raise capital through the sale of assets or otherwise.
▪ Ampal’s management is in the process of negotiations with the Holders’ committees to restructure the debt to the Holders, but there is no assurance that the negotiations will succeed.

Restructuring of Certain Indebtedness - Continued

Energy

Energy

State of Israel
Ministry of National Infrastructures
Natural Gas Transmission System
Approved Plans
Not Yet Approved Plans
Existing Pipeline
El Arish
Egypt
Jordan

Ampal

EMG |  East Mediterranean Gas - EMG Profile
▪ EMG was established and registered in Egypt in
 2000 and has constructed an off-shore gas pipeline
 from El-Arish (Egypt) to Ashkelon (Israel) as well as
 on-shore facilities.
▪ Egypt has undertaken to export up to 7 BCM of
 natural gas annually for 20 years renewable to Israel
 through EMG.
▪ EMG’s contracts with Israeli customers for Egyptian
 natural gas may have terms of up to 20 years, with a
 total of 140 BCM.
▪ The gas flow to Israel began in June 2008.
▪ At the end of 2010 EMG provided gas to Israel
 Electric Corporation and Mashav at an annual rate
 of 2.5 BCM.
▪ During 2011 and 2012, several alleged terror attacks
 on EMG’s gas supplier in Sinai interrupted EMG’s
 gas flow.
▪ Ampal’s investment in EMG had a carrying amount
 of $361.3 million as of December 31, 2010. Due to
 recent developments in Egypt, as of December 31,
 2011, it was written down to its fair value of $260.4
 million, resulting in a loss of $100.9 million.

EMG |  East Mediterranean Gas - 2011 and 2012 Updates
• Since February 5, 2011, there were several explosions, due to alleged terror attacks, along the Egyptian gas pipeline owned and operated by GASCO (the Egyptian gas transport company and EMG's gas supplier).
• In addition to the attacks on the GASCO facilities, on July 30, 2011, in the wake of violent incidents in El-
 Arish, Egypt, there was an attempt to damage EMG's site near El-Arish. The security forces on site returned fire, prevented any penetration of the EMG site and repelled the attack. Neither EMG's site nor
 EMG's pipeline were damaged in any of the attacks.
• Due to the alleged terror attacks, from February 5, 2011 to March 30, 2012, the supply of gas to EMG, and therefore to EMG’s Israeli clients, was interrupted several times.
• During the calendar year 2011, no gas was supplied for an aggregate of 225 days, and during 2012, gas was not supplied for an aggregate of 66 days between January 1, 2012 and March 30, 2012.
• Since the alleged terror attack of March 5, 2012 on GASCO's pipeline, gas to EMG and its Israeli clients has not been supplied.
• As a result of the continued interruption of gas supply to EMG and the delivery of gas to EMG below contracted quantities, the international shareholders of EMG, including Ampal, have commenced procedures under applicable bilateral investment treaties between several countries and Egypt. Such procedures may ultimately result in arbitration of claims under the various treaties, EMG’s gas supply agreement or other agreements.
• Additionally, Ampal has also been advised by EMG that EMG has initiated arbitration proceedings against the government-owned Egyptian gas supplier alleging a breach of various provisions of its gas purchase agreement. EMG seeks, in part, to enforce the undertakings included in the gas purchase agreement.

▪ Demand for natural gas in
 Israel continues to
 increase both for
 electricity generation and
 industrial conversions.
▪ EMG is one of only two
 gas suppliers in Israel.
▪ EMG contracted the
 supply of more than half
 of the natural gas
 consumed by the Israeli
 market.

EMG |  East Mediterranean Gas
Natural Gas in Israel
▪ EMG has access to Egyptian gas reserves
 totaling in excess of 2,500 BCM from proven
 diverse sources
▪ EMG has skilled and professional
 management with decades of experience in
 Egypt and its gas industry
▪ EMG has already concluded several long-
 term contracts for the sale of over 90 BCM
 valued at over US$15 billion
▪ EMG's estimated revenues (assuming
 delivery of 7 BCM annually) - over US$1.0
 billion
▪ Estimated EBITDA (with provision of 7 BCM
 annually) - over US$350 million
▪ Pipeline construction cost - approximately
 US$460 million
▪ Debt Balance - US$170 million
▪ Due to current interruption in gas supply,
 Ampal cannot determine the expected first
 dividend from EMG
EMG

Energy

7
6
5
4
3
2
1
0
2011
2012
2013
2014
2015
2016
2017
Signed Options
Signed Contracts

Ampal

EMG |  Signed Contracts & Options
BCM

Renewable Energy
▪ GWE is owned equally by Clal and Ampal (50%/50%)
▪ GWE focuses on the new development and acquisition of controlling interests in renewable energy, including wind energy projects outside of Israel
▪ GWE currently has projects in Greece and Poland, which are in varying developmental stages, with a total capacity of over 250 mega watt (“MW”)
▪ As of December 31, 2011, GWE received a production license for 2 projects for a total capacity of approximately 60MW wind farms, and a 20MW photovoltaic project, all in
 Greece
Global Wind Energy (“GWE”)

Renewable Energy
▪ Production of Bio-Ethanol fuel from sugarcane.
▪ The Project includes the development of a 11,000 hectare sugar cane plantation
 (Agricultural Project) and the design, construction and operation of an ethanol production plant (Industrial Project). 10,000 hectares are already available for the
 Project, including purchased and leased land.
▪ The Colombian government supports the development of the ethanol industry and, since 2000, has adopted a series of measures to encourage the supply and demand for ethanol and to create a regulatory framework to set prices, including the adoption of a series of laws, decrees and resolutions to stimulate carburant alcohol production, sale and consumption, and including the Colombian Law that stipulates mandatory 10%
 blending of Ethanol for gasoline use in urban areas.
▪ Ampal holds a loan of approximately US$22 million convertible to 25% of the Project, to be converted upon the first withdrawal from the financing bank.
Ethanol Project in Colombia

Chemicals

Chemicals

GADOT

- Operates in the fields of procurement, marketing and distribution (shipping with a fleet of tankers and ISO-Tanks), storage in terminals, trailers and special storage areas for hazardous materials.
- Gadot is the representative, marketer and distributor in Israel to more than 100 international chemical companies including DuPont, Exxon, BASF, DOW, CHEVRON, SHELL and others.

Ampal

Gadot Chemicals Tankers & Terminals | Gadot
▪ The leading Israeli company for chemical
 supply and services to customers
 throughout the supply chain of chemicals
 from producer to end-user (mainly liquid
 chemicals).
Gadot Profile

Gadot Chemicals Tankers & Terminals | Gadot
▪ Years of experience in storage, handling, packaging, transporting and shipping hazardous materials.
▪ Provides services to the entire chemicals supply chain in Israel.
▪ Geographic Areas of Activity: Israel, Western Europe, South and
 Central America, USA.
▪ Clients, including major Israeli companies:
 Teva, Makhteshim, ICL, Palsan, HP and others.
▪ On November 17, 2011, Gadot completed the purchase of 65% of the outstanding share capital of Agrinet Central Europe Ltd ("ACE"), an
 Israeli company which operates mainly in Eastern Europe in the agriculture field, for a purchase price of US$2.67 million. Pursuant to the purchase agreement, Gadot was granted a call option and the seller was granted a put option for the remaining shares of ACE.
Chemicals Field

Gadot Chemicals Tankers & Terminals | Gadot
Financial Highlights
US$ in Millions	2011	2010
Revenues	540	497
Adjusted EBITDA*	30	26
Total CapEx	6.5	6.3
*See EBITDA break-down on Appendix A

Financials

Condensed Solo* (unconsolidated) Balance Sheet (Pro-Forma) - December 31, 2011
* Including Gadot, Merhav Ampal Energy Holdings, LP and Country Club Kfar Saba on equity basis and not consolidated.
** Including a convertible loan of approximately US$22M to the project in Colombia.
Assets		Liabilities and Shareholders’ Equity
	US$ (in Millions)		US$ (in Millions)
Cash, deposits and other financial items**	86.3	Banks and Debentures	321.1
Investments	304.8	Accounts Payable and Others
Fixed Assets	2.2		16.4
Other	22.2	Equity	78.0

Total	415.5	Total	415.5

Main Holdings - December 31, 2011
* Ampal’s Financial Statements reflect a 16.8% interest in the shares of EMG (approximately US$260M), which includes the 8.6% interest in EMG held by Ampal’s joint venture with certain Israeli institutional investors, of which a 4.3%
interest in EMG (approximately US$67M) is attributable to the institutional investors.
** Due to the impairment of Ampal’s investment in EMG, the investment’s carrying amount (16.8% of EMG) of approximately US$361M (as of December 31, 2010) was written down to its fair value of approximately US$260M.

Ampal’s
ownership %
12.5%
100%
EMG*
Gadot
Other
Total
Book Value (US$
in Millions)
193.7
102.3
 8.8
304.8
Method of Book Value
Cost (after impairment)**
Consolidated

Financials

EMG (Institutional Investors)

Banks - Gadot

Ampal

Current Liabilities (excluding banks and
debentures)
Current Assets (excluding cash, deposits
and other financial items)

Condensed Consolidated Balance Sheet - December 31, 2011
Cash, deposits and other financial items*
Fixed Assets
Investments:
Other Investments
177.7
99.3
846.6
190.5
193.7
66.6
9.5
US$ (in
Millions)
EMG (Ampal)
Gadot - Construction of Vessels
Capital Note - Institutional Investors in EMG
Other Liabilities (including minority rights)
91.9
846.6
48.6
95.9
2.3
US$ (in
Millions)
Banks - Ampal
237.1
86.7
206.1
Debentures
Loans:
Equity
78.0
*Including a convertible loan of approximately US$22M to the project in Colombia
Other Non-Current Assets
31.9
Goodwill and Intangible Assets
77.3

Thank you!

Appendix A - EBITDA Break-Down for Gadot
540
(494)
46
(44)

3

Twelve Months Ended
December 31, 2011
497
(452)

(40)
17
22
4
26
Twelve Months Ended
December 31, 2010
Revenues
Expenses
Profit
Marketing, sales, general,
administrative and other expenses
Depreciation and amortization
EBITDA
Non-recurring and stock
compensation expenses
Adjusted EBITDA

Adjusted EBITDA is defined as earnings before interest, income tax provision, depreciation and amortization, adjusted for non recurring expenses. Management believes adjusted EBITDA for Gadot to be a meaningful indicator of its performance that provides useful information to investors regarding its financial condition and results of operations. Presentation of adjusted EBITDA is a non-
GAAP financial measure commonly used by management to measure operating performance. While management considers adjusted EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with Generally Accepted Accounting
Principles. Adjusted EBITDA does not reflect cash available to fund cash requirements. Not all companies calculate adjusted EBITDA in the same manner, and the measure as presented may not be comparable to similarly-titled measures presented by other companies.